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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K/A

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           September 11, 2000

                             STAN LEE MEDIA, INC.
                             --------------------
            (Exact name of registrant as specified in its charter)

         Colorado                 0-28530                   84-1341980
         --------                 -------                   ----------
      (State or other           (Commission              (I.R.S. Employer
       jurisdiction of           File Number)             Identification
       incorporation)                                         Number)


        15821 Ventura Boulevard, Suite 675, Encino, California   91436
        --------------------------------------------------------------
(Address of Principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:        (818) 461-1757
                                                           --------------


                                 Not Applicable
                                 --------------
(Former name or former address, if changed since last report.)
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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Financial Statements of Businesses Acquired.

     The required financial information is included as Exhibit 99.1 to this Report and incorporated herein by reference.

(b) Pro Forma Financial Information.

     The required pro forma financial information is included as Exhibit 99.2 to this Report and incorporated herein by reference.

(c) Exhibits

     The following exhibits are filed with this report:

Exhibit
Number    Description
-------   -----------

10.1 Stock Purchase Agreement, dated as of August 31, 2000, among the Company and the sellers listed on the signature pages thereto.(1)
23.1  Consent of BDO Seidman, LLP
99.1  Audited Financial Statements of Conan Properties, Inc.
99.2  Unaudited Pro Forma Statement of Operations

(1) Previously filed.

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     SIGNATURE
     ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              STAN LEE MEDIA, INC.
                              --------------------
                                 (Registrant)


Date:  November 13, 2000.     By:  /s/ Robert Schultz
                                 --------------------
                              Robert Schultz
                              Vice President-Finance

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                  EXHIBIT INDEX



EXHIBIT
NUMBER    DESCRIPTION
-------   -----------

10.1 Stock Purchase Agreement, dated as of August 31, 2000, among the Company and the sellers listed on the signature pages thereto.(1)
23.1 Consent of BDO Seidman, LLP
99.1 Audited Financial Statements of Conan Properties, Inc.
99.2 Unaudited Pro Forma Statement of Operations

(1) Previously filed.

                                       4